Exhibit 7.01

AGREEMENT OF JOINT FILING

The parties listed below agree that the Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: December 4, 2013

Shuipan Lin

By: /s/ Shuipan Lin

Name: Shuipan Lin

Shuli Chen

By: /s/ Shuli Chen

Name: Shuli Chen

Tiancheng Int'l Investment Group Limited

By: /s/ Shuli Chen

Name: Shuli Chen

Title: Director

[Signature Page to Joint Filing Agreement]

Windtech Holdings Limited

By: /s/ Wong Kok Wai

Name: Wong Kok Wai

Title: Director

Wisetech Holdings Limited

By: /s/ Wong Kok Wai

Name: Wong Kok Wai

Title: Director

New Horizon Capital III, L.P.

By New Horizon Capital Partners III, Ltd., its general partner

By: /s/ Yu Jianming

Name: Yu Jianming

Title: Director

New Horizon Capital, L.P.

By New Horizon Capital Partners, Ltd., its general partner

By: /s/ Yu Jianming

Name: Yu Jianming

Title: Director

New Horizon Capital Partners III, Ltd.

By: /s/ Yu Jianming

Name: Yu Jianming

Title: Director

New Horizon Capital Partners, Ltd.

By: /s/ Yu Jianming

Name: Yu Jianming

Title: Director

Victory Summit Investments Limited

By: /s/ Yu Jianming

Name: Yu Jianming

Title: Director

[Signature Page to Joint Filing Agreement]

Jinlei Shi

By: /s/ Jinlei Shi

Name: Jinlei Shi

RichWise International Investment Group Limited

By: /s/ Jinlei Shi

Name: Jinlei Shi

Title: Director

[Signature Page to Joint Filing Agreement]

Weixin Zhuang

By: /s/ Weixin Zhuang

Name: Weixin Zhuang

HK Haima Group Limited

By: /s/ Weixin Zhuang

Name: Weixin Zhuang

Title: Director

[Signature Page to Joint Filing Agreement]

Dongdong Ding

By: /s/ Dongdong Ding

Name: Dongdong Ding

[Signature Page to Joint Filing Agreement]

Zenghong Liu

By: /s/ Zenghong Liu

Name: Zenghong Liu

Eagle Rise Investments Limited

By: /s/ Zenghong Liu

Name: Zenghong Liu

Title: Director

[Signature Page to Joint Filing Agreement]